SURNA®
Cultivation Technologies

Comprehensive Solutions

For the Global Controlled Environment Agriculture Industry



2021 Investor Presentation

www.surna.com

OTCQB:SRNA

Safe Harbor Statements

Forward Looking Statements

This investor presentation may contain statements of a forward-looking nature relating to future events. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. These statements reflect our current beliefs, and a number of important factors could cause actual results to differ materially from those expressed in this investor presentation, including the factors set forth in "Risk Factors" set forth in our annual and quarterly reports filed with the Securities and Exchange Commission ("SEC"), and subsequent filings with the SEC. Please refer to our SEC filings for a more detailed discussion of the risks and uncertainties associated with our business, including but not limited to the risks and uncertainties associated with our business prospects and the prospects of our existing and prospective customers; the inherent uncertainty of product development; regulatory, legislative and judicial developments, especially those related to changes in, and the enforcement of, cannabis laws; increasing competitive pressures in our industry; and relationships with our customers and suppliers. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. The reference to Surna's website has been provided as a convenience, and the information contained on such website is not incorporated by reference into this investor presentation.

Non-GAAP Financial Measures

To supplement our financial results on U.S. generally accepted accounting principles ("GAAP") basis, we use non-GAAP measures including net bookings and backlog, as well as adjusted net income (loss) which reflects adjustments for certain non-cash expenses such as stock-based compensation, certain debt-related items and depreciation expense. We believe these non-GAAP measures are helpful in understanding our past performance and are intended to aid in evaluating our potential future results. The presentation of these non-GAAP measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for financial information prepared or presented in accordance with GAAP. We believe these non-GAAP financial measures reflect an additional way to view aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting ourbusiness.

For purposes of this presentation, (i) "adjusted net income (loss)" and "adjusted operating income (loss)" mean GAAP net income (loss) and operating income (loss), respectively, after adjustment for non-cash equity compensation expense, debt-related items and depreciation expense, and (ii) "net bookings" means new sales contracts executed during the quarter for which we received an initial deposit, net of any adjustments including cancelations and change orders during the quarter.

Statement about Cannabis Markets

The use, possession, cultivation, and distribution of cannabis is prohibited by U.S. federal law. This includes medical and recreational cannabis. Although certain states have legalized medical and recreational cannabis, companies and individuals involved in the sector are still at risk of being prosecuted by federal authorities. Further, the landscape in the cannabis industry changes rapidly. This means that at any time the city, county, or state where cannabis is permitted can change the current laws and/or the federal government can supersede those laws and take prosecutorial action. Given the uncertain legal nature of the cannabis industry, it is imperative that investors understand that investments in the cannabis industry should be considered very high risk. A change in the current laws or enforcement policy can negatively affect the status and operation of our business, require additional fees, stricter operational guidelines and unanticipated shut-downs.

SURNA® Cultivation Technologies

Company Overview

OTCQB: SRNA



We Provide Controlled Environmental Agriculture (CEA) Solutions

HQ: Boulder, CO
Founded: 2006

800+ Cultivators Served
200+ Commercial Facilities

30 Employees, deep technical & industry expertise

Controlled Environment Agriculture

The transition to Controlled Environment Agriculture presents a second high-growth market


Estimated Growth of U.S. Legal Cannabis Industry
$USD Billions
$50
$40
$30
$20
$10
$0
2019
2020
2021
2022
2023
2024
2025
Legal Medical
Legal Adult Use

Source: New Frontier Data


Estimated Growth of North America Indoor Farming Market
$USD Billions
$12
$10
$8
$6
$4
$2
$0
2019
2020
2021
2022
2023
2024
2025

Source: Mordor Intelligence

SURNA Cultivation Technologies

Product & Service Overview

OTCQB: SRNA

		Existing	Add
Facility Selection & Design	Facility Selection – Key Requirements Guidance	●	
	Facility Design – Layout – Work Flow Process, Optimization	●	
	Architectural Services	●	
Technical Infrastructure	Lighting		●
	Benching/Racking		●
	HVACD Equipment	●	
	CO_2 Design & Supply		●
	Water Filtration & Condensate Reclamation		●
	Irrigation & Fertigation System Design & Supply		●
	Wastewater Treatment		●
	Sensing & Control Technology	●	●
	MEP Engineering	●	
Construction	Construction Support Services	●	
Startup	Startup & System Training	●	
Lifecycle	SentryIQ® Monitoring & Alarm	●	
	Active Remote Monitoring Service		●
	Service & Maintenance	●	

Growth Strategy

Goal: Create widely held, actively traded, fully valued Nasdaq-listed company by Q4 2021

Organic Business

Point A (2018)
- Revenue: $9.6 MM (3-year CAGR 8%)
- Adjusted net loss: $(2.7) MM
- New build projects: Nearly 100% of revenue

Execution Plan
- Expansion/retrofit projects: Target 25% of revenue
- Facility lifecycle products/services: Recurring revenue
- Expand HVAC product line
- Add non-HVAC products and services
- Market to non-cannabis CEA prospects

Point B (2021)
- Revenue: Target $15 MM
- Adjusted net income: cash flow positive
- Add 5% of revenue from recurring services

Strategic

Point A (2018)
- Previously, no strategic acquisition plan

Execution Plan
- Complete one or more strategic acquisition(s):
  - Ancillary products/services companies in cannabis sector
  - Focus on complementary, not immediate synergy or cost-savings
  - Use stock as currency
- Raise capital from strategic investors for:
  - Working capital
  - Organic or acquisitive growth

Point B (Beyond 2021)
- Acquired revenue: Target $20 MM annual run rate
- Acquired adjusted net income: Target $1 MM annual run rate
- Acquired adjusted net income: Target accretive acquisitions

Public Company Platform

Point A (2018)
- OTCQB-traded
- Trading multiple: 1.2x EV/LTM revenue
- Public company costs: Approx. 10% of revenue
- Limited access to capital markets

Execution Plan
- Strategic capital raise
  - Effect reverse stock split
- Satisfy Nasdaq listing requirements:

Point B (2021)
- **Nasdaq-listing**
- **Public company costs: Target 3% of revenue**
- **Institutional/strategic investor ownership: Target 20%**
- **Average Daily Trading Volume: Target 0.5% of market cap**
- **Analyst coverage; robust IR program**
- **Target peer group trading comps: 3.5x EV/LTM revenue**

Financial Results

Revenue ($mm)


$16 million
14
12
10
8
6
4
2
0
$6.9
$8.5
$15.2
2021 YTD
2020
2019

- 2021: Return to pre-COVID levels
- 2020: Lower revenue driven by pandemic impact with partial recovery in 2nd half of year
- 2019: Highest annual revenue

Operating Income (Loss) ($mm)


$ 0 million
-0.5
-1
-1.5
-2
-2.5
-3
($0.57)
($2.4)
($1.3)
2021 YTD
2020
2019

- 2021: Improvement (versus previous year) driven by increase in revenue and benefits from reductions in fixed cost, public and discretionary spending
- 2020: Increased loss with pandemic impact being partially offset with focused cost reductions

Backlog


$14 million
12
10
8
6
4
2
0
$11.5
$13.0
$10.1
$9.6
$8.9
$5.6
$8.2
$8.4
$11.6
$8.0
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Backlog

Financial Overview

OTCQB: SRNA

Capitalization (fully diluted) as of June 30, 2021

Market Capitalization	$14.96M
Common Shares Outstanding	237,526,638
Potentially Dilutive	
Director & Employee Stock Options (wt. avg. exercise price $0.08)	24,686,800
Total – Outstanding and Potentially Dilutive[1]	262,213,438
Preferred Shares Outstanding[1] (voting rights; $0.00001 stated value)	42,030,331

- No outstanding warrants as of June 30, 2021
- Options:
  - 17M outstanding to employees & management
  - 8M outstanding to current & former directors

Cash as of June 30, 2021: $1.6M

Debt[2] as of June 30, 2021: $0.5M

[1] Common Shares Authorized: 350M
Preferred Shares Authorized: 150M
Current Preferred Shares will convert 1-100 to 420,000 common shares

[2] $516K in debt potentially forgivable

Market Comparables

OTCQB: SRNA

Company	Exchange	Ticker	Stock Price	Shares Outstanding (mm)	Market Cap ($mm)	LTM Revenue ($mm)	LTM EBITDA ($mm)	Price/Sales	Price/EBITDA
urban-gro	NasdaqCM	UGRO	$11.12	10.51	$117	$42.44	$0.22	2.8 x	535.5 x
Agrify	NasdaqCM	AGFY	$32.51	20.56	$668	$26.00	($16.63)	25.7 x	-
Generation Alpha Inc	OTCQB	GNAL	$0.03	60.61	$2	$1.62	($0.26)	1.1 x	-
Kush Co Holdings	OTCQX	KSHB	$0.59	159.39	$94	$114.43	($29.12)	0.8 x	-
Grow Generation Corp	NasdaqCM	GRWG	$29.08	59.61	$1,733	$332.84	$32.02	5.2 x	54.1 x
Akerna Corp	NasdaqCM	KERN	$3.24	25.93	$84	$18.50	($13.23)	4.5 x	-
General Cannabis Corp	OTCQX	CANN	$0.48	62.30	$30	$7.91	($2.54)	3.8 x	-
American Cannabis Company Inc.	OTCQB	AMMJ	$0.10	79.90	$8	$1.53	($0.90)	5.0 x	-
							Mean *Median*	***6.1 x*** ***4.2 x***	***294.8 x*** ***294.8 x***
Surna	**OTCQB**	**SRNA**	**$0.06**	**237.53**	**$15.39**	**$11.90**	**($.40)**	**1.3 x**	**-**

[1] Data accurate as of close August 18, 2021. The source is S&P Global Market Intelligence.

Management Team



Tony McDonald
Chairman & CEO

- On Board and as CEO since 2018
- VP/Sales, Director Major Accounts, Coolerado Inc., a cleantech HVAC company
- Managing Director/VP Acquisitions private equity, consultant KPMG, author *Cleantech Sell*
- MBA Harvard; BS Engineering, US Military Academy, West Point, NY
- US Army veteran, former Cavalry Officer



Brian Knaley
CFO

- 25+ years of financial leadership, two-time public company CFO
- Former CFO of Proximo Medical, a start-up company specializing in the commercialization of medical devices; Former Senior VP and Interim CFO of ViewRay, Inc., (Nasdaq: VRAY), a global manufacturer of MRI-guided radiation therapy systems; Former CFO of ARC Group Worldwide, Inc. (Nasdaq: ARCW), and more
- BA Accounting, Thomas More College; CPA license in the State of Ohio



Randy Shipley
Independent Director

- Former VP/Sales of VividGro and Chief Strategy Officer of GroAdvisor
- Six-year veteran of the cannabis industry; founder of Marijuana Investor Summit
- Former communications technology executive and product manager; Chief Revenue Officer and corporate officer with Carrier Access Corp, $2B+ revenue NASDAQ listed high growth company



Nick Etten
Independent Director

- Head of Government Affairs with Acreage Holdings
- Founder of Veteran's Cannabis Project and passionate advocate for veteran's cannabis access
- Former investment banker with Thomas Weisel Partners
- MBA Kellogg, BS US Naval Academy, former SEAL teams officer

Investment Summary

- Controlled Environmental Agriculture industry undergoing rapid growth
- Our client reach is expanding, which is reflected in our pipeline and backlog
- We are projecting strong growth:
  - New markets – non-cannabis CEA
  - New products – much broader product and service offering
  - Target acquisitions to complement organic growth
- Surna is an unrecognized and undervalued provider in the CEA market
- Focus on uplisting to NASDAQ

To receive **Surna news via email**, please visit our website at www.surna.com/investor-relations/


SentryIQ
SURNA

Contact Information

Tony McDonald

Chief Executive Officer

Direct: (303) 993-5271

Email: tony@surna.com

www.surna.com

OTCQB:SRNA